UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 13, 2003 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-27646 (Commission File Number)	87-0482806 (IRS Employer Identification No.)

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 387-5353

ITEM 5. OTHER EVENTS

     On August 13, 2003, Matrixx Initiatives, Inc. issued a press release relating to the Company’s introduction of a new and improved swab product and the settlement of the Company’s legal proceedings against Zila, Inc. and Innovative Swab Technologies, Inc.

     Also on August 13, 2003, Matrixx Initiatives, Inc. issued a separate press release relating to certain adjustments to the Company’s earnings for the second quarter of its 2003 fiscal year that resulted from the Company’s settlement with Zila, Inc. and Innovative Swab Technologies, Inc.

     Copies of these press releases are attached to this Report as Exhibit 99.1 and Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Announces New, Improved Swab Design for Zicam Cold Remedy Products; Settlement of Litigation”.

99.2	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Updates Second Quarter 2003 Financial Statements”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)

/s/ William J. Hemelt

William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: August 13, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Announces New, Improved Swab Design for Zicam Cold Remedy Products; Settlement of Litigation”.

99.2	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Updates Second Quarter 2003 Financial Statements”.